UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 20, 2009

Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600

(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 100
Midland, Texas	79701

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 20, 2009, Concho Resources Inc. (the “Company”), through its wholly-owned subsidiary, COG Operating LLC, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Terrace Petroleum Corporation and certain other parties (collectively, the “Sellers”) to acquire (the “Acquisition”) interests in certain producing and non-producing assets in the Wolfberry trend in the Permian Basin. The Company expects the Acquisition to close on or about December 18, 2009, subject to due diligence to be performed by the Company and the satisfaction of other closing conditions of the parties, as further described below. The Acquisition will have an effective date of January 1, 2010.
     The total consideration to be paid by the Company to the Sellers will be up to $225,000,000, subject to usual and customary purchase price adjustments. The Purchase Agreement provides that $22,500,000 will be deposited into an escrow account at closing for six months to provide the Company with a source of recourse for the Seller’s post-closing obligations, which include indemnity obligations, purchase price adjustments and certain title matters. An additional amount will be deposited into an escrow account at closing for six months to provide the Company with a source of recourse for title defects that the Sellers elect to cure within six months after closing.
     The Purchase Agreement provides for due diligence to be performed by the Company on certain matters between signing and closing, including title and environmental matters. The consideration to be paid by the Company at closing may be reduced by the value of certain title and environmental defects discovered during this due diligence process. Any such reduction in the consideration is subject to a $500,000 deductible for defects other than interest discrepancies, and the Sellers retained the right to exclude any asset from the Acquisition whose allocated purchase price is reduced by more than 75% as a result of defects.
     Consummation of the Acquisition is conditioned upon, among other things, confirmation of the parties’ representations and warranties as of the closing, performance of all material obligations and the absence of legal matters prohibiting the Acquisition.
     The Purchase Agreement is subject to termination by the parties by mutual written consent, by each party if the other party has failed to satisfy its closing conditions by the closing date, or by either party if the closing has not occurred on or before December 31, 2009. In addition, the Company may terminate the Purchase Agreement if the purchase price adjustments asserted by the Company pursuant to the Purchase Agreement exceed $10,000,000. Similarly, the Sellers may terminate the Purchase Agreement if the purchase price adjustments asserted by the Company pursuant to the Purchase Agreement exceed $25,000,000.
     The Sellers are subject to non-competition restrictions under the Purchase Agreement for a period of one year following the closing of the Acquisition. The Purchase Agreement provides for the Sellers’ retention of liabilities resulting from, and indemnification of the Company for, certain matters occurring before the closing date by the Sellers. The Company assumes, and must indemnify the Sellers for, certain liabilities associated with the underlying properties occurring after January 1, 2010.
     A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
     The Purchase Agreement is filed herewith to provide investors with information regarding its terms, but it is not intended to provide any other factual information about the Company or the Sellers. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in disclosure schedules provided by the Sellers to the Company in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the Sellers and the Company, rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual statements of fact about the Company or the Sellers.
Item 7.01 Regulation FD Disclosure.
     On November 23, 2009, the Company issued a press release announcing the Acquisition. The press release is furnished herewith as Exhibit 99.1.
Item 8.01 Other Events.
     The Company’s acquisition of these interests is subject to certain participation rights of third parties; therefore, the Company’s final ownership level in these acquired assets will be between approximately 20% and 100%. In the event any third party elects to participate in the Acquisition, such third party will be required to pay its proportionate share of the total consideration paid by the Company.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
2.1*	Purchase and Sale Agreement, between Terrace Petroleum Corporation, et al., as Seller, and COG Operating LLC, as Buyer, dated as of November 20, 2009.

99.1	Press release issued November 23, 2009.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.
     THE INFORMATION CONTAINED IN ITEM 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date: November 25, 2009	By:	/s/ C. WILLIAM GIRAUD

	Name:	C. William Giraud
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Purchase and Sale Agreement, between Terrace Petroleum Corporation, et al., as Seller, and COG Operating LLC, as Buyer, dated as of November 20, 2009.

99.1	Press release issued November 23, 2009.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.
     THE INFORMATION CONTAINED IN ITEM 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.